SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]


Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12


                     American Municipal Term Trust Inc.--III
                     Minnesota Municipal Term Trust Inc.--II
                    American Municipal Income Portfolio Inc.
                    Minnesota Municipal Income Portfolio Inc.
                           American Income Fund, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)    Proposed maximum aggregate value of transaction :

       (5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

       (2)    Form, Schedule or Registration Statement No.:

       (3)    Filing Party:

       (4)    Date Filed:

                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
                           AMERICAN INCOME FUND, INC.

    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 5, 2002

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Term Trust Inc.--III, Minnesota Municipal Term Trust Inc.--II, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc. and American Income Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 10:00 a.m., Central Time, on Thursday, September 5, 2002, at 800 Nicollet Mall on the 5th floor. The purposes of the meeting are as follow:

         1.       To elect directors.

                  o Shareholders of American Income Fund are being asked to elect three individuals to Class II of the Board of Directors and one individual to Class III of the Board of Directors.

                  o Shareholders of the other Funds are being asked to elect eight individuals to the Board of Directors. For each Fund, common shareholders and preferred shareholders, voting together as a single class, will elect six directors and preferred shareholders, voting alone, will elect two directors.

         2. To ratify the selection of Ernst & Young LLP as independent public accountants of each Fund for the current fiscal year.

         3. For each of American Municipal Term Trust Inc.--III and Minnesota Municipal Term Trust Inc.--II, to approve a Plan of Liquidation and Dissolution for the Fund, providing for the sale of all of the assets of the Fund and the distribution of the proceeds to Fund shareholders on or shortly before April 15, 2003.

         4. To transact any other business properly brought before the meeting.

         EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

         Shareholders of record as of the close of business on July 9, 2002 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.


July 22, 2002                           James D. Alt
                                        Secretary

                                 PROXY STATEMENT

                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
                           AMERICAN INCOME FUND, INC.

               ANNUAL MEETING OF SHAREHOLDERS -- SEPTEMBER 5, 2002

         The enclosed proxy is solicited by the Board of Directors of American Municipal Term Trust Inc.--III, Minnesota Municipal Term Trust Inc.--II, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc. and American Income Fund, Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Thursday, September 5, 2002, and any adjournments thereof.

         The investment adviser for the Funds is U.S. Bancorp Asset Management, Inc. (the "Adviser"). U.S. Bancorp Asset Management also acts as a co-administrator for the Funds, along with U.S. Bancorp Fund Services, Inc. ("Fund Services"). The address of the Funds and the Adviser is 800 Nicollet Mall, Minneapolis, Minnesota 55402. The address of Fund Services is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.


         The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately July 22, 2002. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. The Adviser may also arrange for an outside firm, Georgeson Shareholder Communications Inc., to solicit shareholder votes by telephone on behalf of American Municipal Term Trust III and Minnesota Municipal Term Trust
II. This procedure is expected to cost American Municipal Term Trust III and Minnesota Municipal Term Trust II approximately $3,500 each.


         In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy.

         For American Municipal Term Trust III, Minnesota Municipal Term Trust II, American Municipal Income Portfolio and Minnesota Municipal Income Portfolio (the "Municipal Bond Funds"), all returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote against the proposal. If a shareholder withholds authority to vote on a director, the shareholder will not be considered as present and entitled to vote on the election of that director. Similarly, if a proxy is returned with a broker non-vote on a proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

         For American Income Fund, shares represented by proxies that withhold authority to vote or that reflect abstentions or broker non-votes are counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the proposal to elect directors, but will have the same effect as a vote against the proposal to ratify the Fund's independent accountants.

         If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

         You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

         So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

         The following table indicates which shareholders are solicited with respect to each proposal:

                                                              AMERICAN      MINNESOTA
                             AMERICAN        MINNESOTA        MUNICIPAL     MUNICIPAL
                          MUNICIPAL TERM   MUNICIPAL TERM      INCOME        INCOME        AMERICAN
        PROPOSAL             TRUST III        TRUST II        PORTFOLIO     PORTFOLIO     INCOME FUND
        --------             ---------        --------        ---------     ---------     -----------
Elect directors                  X                X               X             X              X

Ratify the selection of          X                X               X             X              X
independent public
accountants

Approve a Plan of                X                X              N/A           N/A            N/A
Liquidation and
Dissolution

                  Only shareholders of record of each Fund on July 9, 2002 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common and preferred shares:

                        AMERICAN       MINNESOTA       AMERICAN        MINNESOTA
                       MUNICIPAL       MUNICIPAL       MUNICIPAL       MUNICIPAL
                       TERM TRUST     TERM TRUST        INCOME          INCOME           AMERICAN
                           III             II          PORTFOLIO       PORTFOLIO        INCOME FUND
                           ---             --          ---------       ---------        -----------
Common Shares           5,300,000      3,460,000       5,756,267       4,146,743         9,454,221
Preferred Shares              464            294           1,740           1,244              None

         Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of July 9, 2002, except as follows:



                                                                                                NUMBER OF       PERCENTAGE
                                                                                                SHARES OF      OWNERSHIP OF
FUND                                 NAME AND ADDRESS OF BENEFICIAL OWNER                     COMMON STOCK     COMMON STOCK
----                                 ------------------------------------                     ------------     ------------

American Municipal Term Trust III    Karpus Management, Inc. ("Karpus Management")
                                     14 Toby Village Office Park                                 697,550           13.16%
                                     Pittsford, NY

                                     Sit Investment Associates, Inc. and affiliated entities
                                     ("Sit Investment Associates")                               322,000            6.08%
                                     4600 Wells Fargo Center
                                     Minneapolis, MN

Minnesota Municipal Term Trust II    Sit Investment Associates                                   380,099           10.99%

American Income Fund                 Karpus Management                                           658,457            6.96%
                                     Sit Investment Associates                                   673,842            7.13%



         COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, ARE AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 800 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55402, OR CALL 800-677-FUND AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         AMERICAN INCOME FUND. The Restated and Amended Articles of Incorporation of American Income Fund provide that the Fund's Board of Directors shall be divided into three classes, each having a term of three years. Each year, the term of office of one class will expire. The term of office of the Class II directors expires at this year's annual meeting. Shareholders will be asked to elect Leonard W. Kedrowski, John M. Murphy, Jr. and Richard K. Riederer to serve as Class II directors for a three-year term to expire at the 2005 annual meeting of shareholders. In addition, shareholders will be asked to elect James M. Wade as a Class III director of the Fund whose term will expire at the 2003 annual meeting of shareholders. It is intended that the enclosed proxy for American Income Fund will be voted for the election of Messrs. Kedrowski, Murphy and Riederer as Class II directors of the Fund and of Mr. Wade as a Class III director of the Fund unless such authority has been withheld in the proxy.

         MUNICIPAL BOND FUNDS. The directors of the Municipal Bond Funds do not have staggered terms. Each director serves until the next annual meeting of shareholders. The shareholders of each Municipal Bond Fund will be asked to elect eight nominees to the Fund's Board of Directors. Each Municipal Bond Fund's preferred shareholders are entitled to elect two of the Fund's directors, and the remaining six directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for director to be elected by the Municipal Bond Fund preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. Messrs. Hunter, Murphy, Riederer, Strauss and Wade and Ms. Stringer are to be elected by the preferred shareholders and the common shareholders of each Municipal Bond Fund, voting together. It is intended that the enclosed proxy will be voted for the election of each of these individuals as directors of the Municipal Bond Funds unless such authority has been withheld in the proxy.

         BIOGRAPHICAL INFORMATION. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). The Fund Complex currently consists of nine closed-end funds (each of which is a registered investment company) and 58 open-end funds (which are portfolios of four registered investment companies).

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                             NUMBER OF       OTHER
                                                                                             PORTFOLIOS IN   DIRECTOR-
                        POSITION                                   PRINCIPAL OCCUPATION      FUND COMPLEX    SHIPS
                        HELD WITH   TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY     HELD BY
NAME, ADDRESS AND AGE   THE FUNDS   OF TIME SERVED                 5 YEARS                   DIRECTOR        DIRECTOR**
---------------------   ---------   --------------                 -------                   --------        ----------
Roger A. Gibson         Director    Mr. Gibson has served as a     Vice President - Cargo,   67              None
1020 15th Street,                   director of each of the        United Airlines, since
Suite 41A, Denver,                  Municipal Bond Funds since     July 2001; Vice
CO 80202                            August 1998. Municipal Bond    President, North
(Age 55)                            Fund directors serve for a     America - Mountain
                                    one-year term that expires     Region for United
                                    at the next annual meeting     Airlines (1995 - 2001).
                                    of shareholders. Mr. Gibson

                                                                                             NUMBER OF       OTHER
                                                                                             PORTFOLIOS IN   DIRECTOR-
                        POSITION                                   PRINCIPAL OCCUPATION      FUND COMPLEX    SHIPS
                        HELD WITH   TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY     HELD BY
NAME, ADDRESS AND AGE   THE FUNDS   OF TIME SERVED                 5 YEARS                   DIRECTOR        DIRECTOR**
---------------------   ---------   --------------                 -------                   --------        ----------
                                    has served as a Class I
                                    director of American Income
                                    Fund since October 2000.
                                    His current term expires at
                                    the 2004 annual meeting of
                                    shareholders.

Andrew M. Hunter III    Director    Mr. Hunter has served as a     Chairman, Hunter, Keith   67              None
537 Harrington Road,                director of each of the        Industries, a
Wayzata, MN 55391                   Municipal Bond Funds since     diversified
(Age 54)                            August 1998. Municipal Bond    manufacturing and
                                    Fund directors serve for a     services management
                                    one-year term that expires     company, since 1975.
                                    at the next annual meeting
                                    of shareholders. Mr. Hunter
                                    has served as a Class I
                                    director of American Income
                                    Fund since October 2000.
                                    His current term expires at
                                    the 2004 annual meeting of
                                    shareholders.


Leonard W. Kedrowski    Director    Mr. Kedrowski has served as    Owner, Executive and      67              None
16 Dellwood Avenue,                 a director of each of the      Management Consulting,
Dellwood, MN 55110                  Municipal Bond Funds since     Inc., a management
(Age 60)                            August 1998. Municipal Bond    consulting firm, since
                                    Fund directors serve for a     1992; Chief Executive
                                    one-year term that expires     Officer, Creative
                                    at the next annual meeting     Promotions
                                    of shareholders. Mr.           International, LLC, a
                                    Kedrowski has served as a      promotional award
                                    Class II director of           programs and products
                                    American Income Fund since     company, since 1999;
                                    October 2000. His current      Board member, GC
                                    term expires at the 2002       McGuiggan Corporation
                                    annual meeting of              (dba Smyth Companies),
                                    shareholders. He has been      manufacturer of
                                    nominated for a three year     designer doors; acted
                                    term that will expire at the   as CEO of Graphics
                                    2005 annual meeting of         Unlimited from 1996 to
                                    shareholders.                  1998.


Richard K Riederer+     Director    Mr. Riederer has served as a   Retired; President and    67              None
741 Chestnut Road,                  director of each of the        Chief Executive
Sewickley, PA 15143                 Funds since August 2001. As    Officer, Weirton Steel
(age 57)                            a Municipal Bond Fund          (1995 - 2001);
                                    director he serves for a       Director, Weirton Steel
                                    one-year term that expires     (1993 - 2001).
                                    at the next annual meeting
                                    of shareholders. For

                                                                                             NUMBER OF       OTHER
                                                                                             PORTFOLIOS IN   DIRECTOR-
                        POSITION                                   PRINCIPAL OCCUPATION      FUND COMPLEX    SHIPS
                        HELD WITH   TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY     HELD BY
NAME, ADDRESS AND AGE   THE FUNDS   OF TIME SERVED                 5 YEARS                   DIRECTOR        DIRECTOR**
---------------------   ---------   --------------                 -------                   --------        ----------
                                    American Income Fund, Mr.
                                    Riederer has been nominated
                                    as a Class III director with
                                    a term that will expire at
                                    the 2003 annual meeting of
                                    shareholders.


Joseph D. Strauss       Director    Mr. Strauss has served as a    Owner and President,      67              None
8525 Edinbrook                      director of each of the        Excensus(TM), LLC, a
Crossing                            Municipal Bond Funds since     consulting firm, since
Suite 5, Brooklyn                   August 1998. Municipal Bond    2001; owner and
Park, MN 55443                      Fund directors serve for a     President, Strauss
(Age 61)                            one-year term that expires     Management Company, a
                                    at the next annual meeting     Minnesota holding
                                    of shareholders. Mr.           company for various
                                    Strauss has served as a        organizational
                                    Class III director of          management business
                                    American Income Fund since     ventures, since 1993;
                                    October 2000. His term         owner, Chairman and
                                    expires at the 2003 annual     Chief Executive
                                    meeting of shareholders.       Officer, Community
                                                                   Resource Partnerships,
                                                                   Inc., a strategic
                                                                   planning, operations
                                                                   management, government
                                                                   relations,
                                                                   transportation planning
                                                                   and public relations
                                                                   organization, since
                                                                   1993; attorney at law.


Virginia L. Stringer    Chair;      Ms. Stringer has served as a   Owner and President,      67              None
712 Linwood Avenue,     Director    director of each of the        Strategic Management
St. Paul, MN 55105                  Municipal Bond Funds since     Resources, Inc., a
(Age 57)                            August 1998. Municipal Bond    management consulting
                                    Fund directors serve for a     firm, since 1993;
                                    one-year term that expires     Executive Consultant
                                    at the next annual meeting     for State Farm
                                    of shareholders. She has       Insurance Company since
                                    served as a Class III          1997; formerly
                                    director of American Income    President and director
                                    Fund since October 2000.       of The Inventure Group,
                                    Her term expires at the 2003   a management consulting
                                    annual meeting of              and training company,
                                    shareholders.                  President of Scott's,
                                                                   Inc., a transportation
                                                                   company, and Vice
                                                                   President of

                                                                                             NUMBER OF       OTHER
                                                                                             PORTFOLIOS IN   DIRECTOR-
                        POSITION                                   PRINCIPAL OCCUPATION      FUND COMPLEX    SHIPS
                        HELD WITH   TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY     HELD BY
NAME, ADDRESS AND AGE   THE FUNDS   OF TIME SERVED                 5 YEARS                   DIRECTOR        DIRECTOR**
---------------------   ---------   --------------                 -------                   --------        ----------
                                                                   Human Resources of The
                                                                   Pillsbury Company.

James M. Wade+          Director    Mr. Wade has served as a       Owner and President,      67              None
2802 Wind Bluff                     director of each of the        Jim Wade Homes, a
Circle, Wilmington,                 Funds since August 2001. As    homebuilding company,
NC 28409                            a Municipal Bond Fund          since 1999; Vice
(Age 58)                            director he serves for a       President and Chief
                                    one-year term that expires     Financial Officer,
                                    at the next annual meeting     Johnson Controls, Inc.,
                                    of shareholders. For           a controls
                                    American Income Fund, he has   manufacturing company,
                                    been nominated as a Class II   (January 1987-May 1991).
                                    director with a term that
                                    will expire at the 2005
                                    annual meeting of
                                    shareholders.

NOMINEE FOR ELECTION AS INTERESTED DIRECTOR

                                                                                             NUMBER OF       OTHER
                                                                                             PORTFOLIOS IN   DIRECTOR-
                        POSITION                                   PRINCIPAL OCCUPATION      FUND COMPLEX    SHIPS
                        HELD WITH   TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY     HELD BY
NAME, ADDRESS AND AGE   THE FUNDS   OF TIME SERVED                 5 YEARS                   DIRECTOR        DIRECTOR**
---------------------   ---------   --------------                 -------                   --------        ----------
John M. Murphy, Jr.++   Director    Mr. Murphy has served as a     Minnesota State           67              None
800 Nicollet Mall                   director of each of the        Chairman - U.S. Bancorp
Minneapolis, MN 55402               Municipal Bond Funds since     since 2000; Executive
(age 60)                            June 1999. Municipal Bond      Vice President of U.S.
                                    Fund directors serve for a     Bancorp since January
                                    one-year term that expires     1999; Chairman and
                                    at the next annual meeting     Chief Investment
                                    of shareholders. Mr. Murphy    Officer of First
                                    has served as a Class II       American Asset
                                    director of American Income    Management and U.S.
                                    Fund since October 2000.       Bank Trust, N.A., and
                                    His current term expires at    Executive Vice
                                    the 2002 annual meeting of     President of U.S.
                                    shareholders. He has been      Bancorp (1991-1999).
                                    nominated for a three year
                                    term that will expire at the
                                    2005 annual meeting of
                                    shareholders.

-------------------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

**   Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
+    Mr. Riederer and Mr. Wade were elected as directors of American Income Fund at the 2001 annual meeting of shareholders, but no class was specified. Therefore, they are standing for re-election at the 2002 annual meeting of shareholders as Class II and Class III directors, respectively.
++   Mr. Murphy is considered an "interested" director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management (and its predecessor, First American Asset Management) and U.S. Bank Trust National Association, and his ownership of securities issued by U.S. Bancorp.


         During the last fiscal year of each Fund there were nine meetings of the Board of Directors. During each such fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee, except as follows: (a) Mr. Gibson attended 73% of such meetings during the last fiscal year of American Income Fund and 70% of such meetings during the last fiscal years of the other Funds; (b) Mr. Murphy attended 69% of such meetings during the last fiscal year of American Income Fund, and (c) following his election to the Board in August 2001, Mr. Riederer attended two out of three of the Board of Directors meetings held during the remainder of American Income Fund's fiscal year ended October 31, 2001.


         STANDING COMMITTEES. The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Nominating Committee.


         The function of the Funds' Audit Committee is to recommend annually to the Board of Directors a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year. In connection therewith, the Committee will monitor that firm's performance, including a review of each audit and a review of fees paid, confer with that firm as to the Funds' financial statements and internal controls, evaluate the firm's independence, review procedures to safeguard portfolio securities, review the purchase by the Funds from the firm of nonaudit services, facilitate communications with management and service providers and review the Funds' back-up procedures and disaster recovery plans. The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. The Audit Committee currently consists of Messrs. Gibson and Riederer, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the listing standards of the New York and American Stock Exchanges. The Audit Committee met six times during the fiscal year of American Municipal Term Trust III and Minnesota Municipal Term Trust II ended December 31, 2001, seven times during the fiscal year of American Municipal Income Portfolio and Minnesota Municipal Income Portfolio ended January 31, 2002 and seven times during the fiscal year of American Income Fund ended October 31, 2001.


         The Nominating Committee of each Fund's Board of Directors is responsible for recommending to the Board (i) nominees for election as directors, (ii) a successor to the Chair when a vacancy occurs, and (iii) compensation plans and arrangements for the directors, and for reviewing with the Chair the Chair's recommended Committee assignments. Current members of the Nominating Committee are Messrs. Gibson and Riederer, Ms. Stringer (ex officio), and Mr. Hunter, who serves as its chairperson. The Nominating Committee met six times during each Fund's last fiscal year. Any recommendations for nominees should be directed to the Secretary of the Funds, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.

         The Pricing Committee of each Fund's Board of Directors is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Messrs. Hunter and Murphy, Ms. Stringer (ex officio), and Mr. Strauss, who serves as its chairperson. The Pricing Committee met two times during the fiscal year of American Municipal Term Trust III and Minnesota Municipal Term Trust II ended December 31, 2001, two times during the fiscal year of American Municipal Income Portfolio and Minnesota Municipal Income Portfolio ended January 31, 2002 and three times during the fiscal year of American Income Fund ended October 31, 2001.

         DIRECTOR COMPENSATION. No compensation is paid by the Funds to any director who is an officer or employee of the Adviser or any of its affiliates. Each director, other than the Chair, currently receives from the Fund Complex a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the full Board of Directors attending and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair). Directors are also reimbursed for their travel expenses to attend meetings. In the event of telephonic Board meetings, each participating director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the Committee chair). In addition, directors may receive a per diem fee of $2,500 per day, plus travel expenses, when directors travel out of town on Fund business. However, directors do not receive the $2,500 per diem amount plus the foregoing Board or Committee fee for an out-of-town Committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. The amounts specified in this paragraph are allocated among the Funds and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

         The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the twelve months ended December 31, 2001.* Mr. Murphy did not receive any compensation from any of the Funds during these periods.


                AGGREGATE      AGGREGATE      AGGREGATE      AGGREGATE
               COMPENSATION   COMPENSATION   COMPENSATION   COMPENSATION     AGGREGATE        TOTAL
                  FROM           FROM           FROM            FROM        COMPENSATION   COMPENSATION
                AMERICAN       MINNESOTA      AMERICAN       MINNESOTA          FROM         FROM FUND
                MUNICIPAL      MUNICIPAL      MUNICIPAL      MUNICIPAL        AMERICAN     COMPLEX PAID
NAME OF        TERM TRUST     TERM TRUST       INCOME          INCOME       INCOME FUND    TO DIRECTORS
DIRECTOR         III (1)         II (2)     PORTFOLIO (3)   PORTFOLIO (4)        (5)          (6)(7)
--------         -------         ------     -------------   -------------        ---          ------

Roger A.     $       216     $      136     $      321       $     231      $     217     $    60,600
Gibson


Andrew M.            333            210            495             356            334          65,550
Hunter

Leonard W.           411            259            612             440            413          81,000
Kedrowski

Richard K.            52             33             78              56             52          25,500
Riederer

Joseph D.            192            121            285             205            192          72,300
Strauss

Virginia L.          494            311            735             528            496          97,250
Stringer

James M.              40             25             59              43             40          19,500
Wade


 (1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $154; Hunter, $333; Kedrowski, $411; Strauss, $73; and Stringer, $494.
 (2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $97; Hunter, $210; Kedrowski, $259; Strauss, $46; and Stringer, $311.

 (3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $229; Hunter, $495; Kedrowski, $612; Strauss, $109; and Stringer, $735.
 (4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $164; Hunter, $356; Kedrowski, $440; Strauss, $78; and Stringer, $528.
 (5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $154; Hunter, $334; Kedrowski, $413; Strauss, $74; and Stringer, $496.

 (6) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $30,300; Hunter, $65,550; Kedrowski, $81,000; Strauss, $14,460;
and Stringer, $97,250.

 (7) As of December 31, 2001, the Fund Complex consisted of four open-end and 11 closed-end investment companies, totaling 83 funds, managed by the Adviser, including the Funds.


--------------------
 * Compensation received during each Fund's last fiscal year and during the year ended December 31, 2001 was based on the following compensation schedule:
Directors who were not officers or employees of the Adviser or any of its affiliates were paid a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of the committee chair). In the event of telephonic Board or committee meetings, each such director received a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, such directors may have received a per diem fee of $1,500 per day if they traveled out of town on Fund business.

         DIRECTOR SHAREHOLDINGS. The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

                             Dollar Range of Equity        Aggregate Dollar Range of Equity
Name of Director             Securities in the Funds       Securities in the Fund Complex*
----------------             -----------------------       ------------------------------
Roger A. Gibson              None                          $50,001-$100,000

Andrew M. Hunter III         None                          Over $100,000

Leonard W. Kedrowski         None                          Over $100,000

John M. Murphy, Jr.          None                          Over $100,000

Richard K. Riederer          None                          $50,001-$100,000

Joseph D. Strauss            None                          Over $100,000

Virginia L. Stringer         None                          Over $100,000

James M. Wade                None                          Over $100,000

--------------------------
* The dollar range disclosed is based on the value of the securities as of May 31, 2002.

         To the knowledge of the Funds, as of July 9, 2002, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of the outstanding shares of each Fund.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Municipal Bond Fund, (i) the vote of a majority of the preferred shares represented at the meeting is sufficient for the election of Mr. Gibson and Mr. Kedrowski, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, and (ii) the vote of a majority of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. For American Income Fund, the vote of a plurality of the shares voted at the meeting is sufficient for the election of each of the nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

         Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Adviser or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other non-audit and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

         The Audit Committee recommends to the Funds' Board of Directors the appointment of each Fund's independent accountants. Management is responsible for the Funds' internal controls and the financial reporting process. The Funds' independent accountants are responsible for performing an independent audit of the Funds' financial statements in accordance with generally accepted auditing standards and to issue a report on the Funds' financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         The Funds' independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

         Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the Securities and Exchange Commission.

                                        Members of the Audit Committee

                                        Leonard W. Kedrowski, Chair
                                        Roger A. Gibson
                                        Richard K. Riederer
                                        Virginia L. Stringer

FEES PAID TO ERNST & YOUNG


         AUDIT FEES. Ernst & Young billed the following amounts to each Fund during its most recently ended fiscal year for professional services rendered for the audit of the Fund's annual financial statements:

Fund                                   Audit Fees
----                                   ----------
American Municipal Term Trust III      $22,564

Minnesota Municipal Term Trust II      $22,564

American Municipal Income Portfolio    $20,692

Minnesota Municipal Income Portfolio   $20,308

American Income Fund                   $9,623


         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Ernst & Young did not provide any financial information systems design and implementation services to the Funds during their most recently ended fiscal years.


         ALL OTHER FEES. Ernst & Young billed the following amounts to each Fund for tax-related services and for audit-related services during such Fund's most recently ended fiscal year:

                                       Amount Billed for      Amount Billed for
Fund                                   Tax-Related Services   Audit-Related Services
----                                   --------------------   ----------------------
American Municipal Term Trust III      $5,288                 $7,404

Minnesota Municipal Term Trust II      $5,288                 $7,404

American Municipal Income Portfolio    $4,850                 $6,789

Minnesota Municipal Income Portfolio   $4,790                 $6,633

American Income Fund                   $2,255                 $3,158

In addition, during the fiscal year of American Municipal Income Portfolio and Minnesota Municipal Income Portfolio ended January 31, 2002, Ernst & Young billed the Adviser $4,400. Ernst & Young did not bill any amounts to the Adviser during the fiscal year of American Income Fund ended October 31, 2001 or during the fiscal year of American Municipal Term Trust III and Minnesota Municipal Term Trust II ended December 31, 2001.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. For the Municipal Bond Funds, the preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent public accountants.

                                 PROPOSAL THREE
                APPROVAL OF A PLAN OF LIQUIDATION AND DISSOLUTION
                   FOR AMERICAN MUNICIPAL TERM TRUST INC.--III
                   AND MINNESOTA MUNICIPAL TERM TRUST INC.--II

         Common shares of American Municipal Term Trust III were first offered to the public in November 1992 and have been listed on the New York Stock Exchange since that time under the symbol "CXT." Common shares of Minnesota Municipal Term Trust II were first offered to the public in April 1992 and have been listed on the American Stock Exchange since that time under the symbol "MNB." The investment objectives of American Municipal Term Trust III are to provide high current income exempt from regular federal income tax and to return to investors $10 per share of common stock then outstanding (the initial offering price per share) upon termination of the Fund. The investment objectives of Minnesota Municipal Term Trust II are to provide high current income exempt from both regular federal income tax and State of Minnesota personal income tax and to return $10 per share (the initial offering price per share) to the holders of common stock outstanding upon termination of the Fund. Termination of each Fund is expected to occur on or shortly before April 15, 2003, although each Fund's termination may be extended to a date no later than April 15, 2008 to assist the Fund in meeting its objective of returning $10 per share of common stock.

         As of December 31, 2001, the net asset value per share of common stock was $11.01 for American Municipal Term Trust III and $10.46 for Minnesota Municipal Term Trust II. The components of this net asset value can be summarized as follows:

                                                                            American         Minnesota
                                                                          Municipal Term     Municipal
                                                                            Trust III      Term Trust II
                                                                            ---------      -------------
Initial offering price                                                        $10.00           $10.00
Initial offering and underwriting expenses (common and preferred stock)      ($ 0.67)          ($0.67)
Accumulated realized gains or losses at 12/31/01                              $ 0.01           $ 0.00
                                                                              ------           ------
SUBTOTAL                                                                      $ 9.34            $9.33
                                                                              ------            -----
Dividend reserve (undistributed net investment income) at 12/31/01            $ 0.73            $0.57
Unrealized appreciation on investments at 12/31/01                            $ 0.94            $0.56
                                                                              ------            -----
NET ASSET VALUE PER SHARE ON 12/31/01                                         $11.01           $10.46
                                                                              ======           ======

         Each Fund's net asset value per share is expected to decline as the Fund nears its targeted termination date. Several factors are expected to contribute to this decline. A number of bonds currently held by the Funds have market values in excess of their maturity or redemption values. As the maturity and/or refunding dates of these bonds approach, their market prices will converge toward prices that are at or near their maturity or refunding prices. In addition, as the Funds approach termination and as opportunities arise, the Adviser may continue to sell longer maturity bonds in favor of bonds with shorter maturities, and lower coupons, that come due closer to the Funds' targeted termination date. Any gains realized as a result of these sales will be distributed to shareholders, reducing the respective Fund's net asset value. In addition, if the newly purchased, shorter-maturity bonds in a Fund's portfolio pay insufficient income to maintain the Fund's current dividend, the Fund's dividend reserve may be used to supplement dividends on the common and/or preferred stock. Nevertheless, the Adviser currently anticipates that each Fund will be able to return at least $10 per share to common shareholders on or shortly before April 15, 2003. However, in order for a Fund to do so, shareholder approval of the Fund's liquidation is required.

         On June 4, 2002, the Funds' Board of Directors held a meeting at which the liquidation of the Funds was discussed. Because of the likelihood that each Fund will be able to distribute $10 per share to common shareholders on or shortly before its targeted termination date of April 15, 2003, the Board adopted a Plan of Liquidation and Dissolution ("Liquidation Plan") for each Fund, subject to shareholder approval. A form of Liquidation Plan is attached as Appendix A to this Proxy Statement. If the Liquidation Plan is approved by shareholders of a Fund, the portfolio securities and other assets of the Fund will be sold, creditors will be paid or reserves for such payments will be established, and the net proceeds of such sales will be distributed to common shareholders in cash, pro rata in accordance with their shareholdings. These processes will commence at such time as the Adviser determines is necessary to result in the distribution of the Fund's assets to common shareholders in cash on or shortly before April 15, 2003.

         Before commencing the liquidation of a Fund, the Fund will redeem any shares of preferred stock that remain outstanding at a liquidation preference of $25,000 per share. American Municipal Term Trust III redeemed 400 shares of its preferred stock on May 6, 2002 and 200 shares on July 8, 2002. Minnesota Municipal Term Trust II redeemed 400 shares of its preferred stock on April 5, 2002 and has announced that it will redeem 160 shares on August 21, 2002. The remainder of the shares of preferred stock of both Funds will be redeemed over time, as market conditions dictate. To date, having preferred stock outstanding has worked to the benefit of the common shareholders of both Funds. Intermediate- and long-term interest rates that the Funds have earned on investments made with the proceeds from the sale of preferred stock have generally been higher than the short-term rates the Funds have had to pay on the preferred stock. However, as longer-term bonds in each Fund's portfolio have matured, the Funds have reinvested the proceeds in shorter-term bonds maturing closer to the Funds' anticipated liquidation date, which have paid lower rates. Going forward, it is anticipated that proceeds from maturing bonds will be invested at rates that are lower than the interest rates the Funds are currently required to pay on their outstanding preferred stock. Thus, it will be advantageous to common shareholders for the Funds to redeem preferred shares.

         Each Liquidation Plan provides that, if the Adviser does not believe that the Fund will be able to distribute at least $10 per share to common shareholders on April 15, 2003, the Adviser, in its sole discretion, may delay the commencement of liquidation in an attempt to enable the Fund to meet this objective, provided that the final distribution of the Fund's assets to common shareholders may occur no later than April 15, 2008. However, the Adviser currently anticipates that each Fund will be able to return at least $10 per share to common shareholders on or shortly before April 15, 2003. EVEN IF THE ADVISER BELIEVES, AT THE COMMENCEMENT OF THE LIQUIDATION PROCESS, THAT A FUND WILL BE ABLE TO DISTRIBUTE $10 PER SHARE, THERE CAN BE NO GUARANTEE THAT THIS WILL OCCUR.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE LIQUIDATION PLAN.

DESCRIPTION OF THE LIQUIDATION PLAN AND RELATED TRANSACTIONS


         With respect to each of American Municipal Term Trust III and Minnesota Municipal Term Trust II, if the Liquidation Plan is approved by the Fund's shareholders, the Fund will file a notice of intent to dissolve with the Minnesota Secretary of State at such time as the Adviser determines is necessary to result in the distribution of the Fund's assets to shareholders on or shortly before April 15, 2003, or such later date as the Adviser believes is necessary to assist the Fund in meeting its objective of returning $10 per share to common shareholders. The determination of this date will be in the sole discretion of the Adviser, provided that in no event will the final distribution of the Fund's assets to common shareholders be delayed to a date later than April 15, 2008. When such notice of intent to dissolve has been filed, the Fund will cease to carry on its business and will proceed to sell all of its portfolio securities and other assets for cash at one or more public or private sales and at such prices and on such terms and conditions as the Adviser determines to be reasonable and in the best interests of the Fund and its shareholders. The Fund then will apply its assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, and distribute in one or more payments the remaining assets among the shareholders of the Fund, with each shareholder receiving his or her proportionate share of each liquidation distribution in cash. Thereafter, the Fund will file articles of dissolution with the Minnesota Secretary of State in accordance with Minnesota law. Upon such filing, the Fund will be statutorily dissolved and will cease to exist, and no shareholder will have any interest whatsoever in the Fund. The expenses of liquidation of the Fund will be borne by the Fund.


         If the Liquidation Plan for a Fund is adopted by the Fund's shareholders, the Adviser currently estimates that the liquidation distributions will be paid to shareholders on or before April 15, 2003. However, the exact date of the liquidation distributions will depend on the time required to liquidate the Fund's assets. The Fund may, if deemed appropriate, hold back sufficient assets to deal with any disputed claims or other contingent liabilities which may then exist against the Fund. Any amount that is held back relating to any such claim will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined. The Adviser does not anticipate, however, that it will be necessary to hold back any assets to deal with disputed claims or other contingent liabilities. Articles of dissolution may not be filed by the Fund until claims of all known creditors and claimants have been paid or adequately provided for. In the event that claims are not adequately provided for or are brought after dissolution by previously unknown creditors or claimants, Fund directors and officers could be held personally liable. In addition, claims possibly could be pursued against shareholders to the extent of distributions received by them in liquidation.

         Neither Fund currently intends to create a trust to administer liquidation distributions; however, in the event a Fund is unable to distribute all of its assets pursuant to the Liquidation Plan because of its inability to locate shareholders to whom liquidation distributions are payable, the Fund may create a liquidating trust with a financial institution and deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expenses of any such trust will be charged against the liquidation distributions held therein.

         As soon as practicable after the distribution of all of a Fund's assets in complete liquidation, the officers of the Fund will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments. The Fund will also file a Form N-8F with the Securities and

Exchange Commission when it has distributed substantially all of its assets to shareholders and has effected, or is in the process of effecting, a winding up of its affairs in order to deregister the Fund under the 1940 Act, and file, or cause to be filed, any and all other reports, documents and instruments necessary to terminate the regulation of the Fund and its business and affairs by the Commission.

         If shareholders of either Fund do not approve the Liquidation Plan, the Fund's Board of Directors will consider other options, including asking shareholders to approve conversion of the Fund to a "perpetual" fund without a termination date, or resubmitting the Liquidation Plan to shareholders.

EXCHANGE OF STOCK CERTIFICATES FOR LIQUIDATION DISTRIBUTIONS

         Prior to completion of the liquidation of a Fund, the Fund will send to its shareholders of record (shareholders with stock certificates) a letter of transmittal form for the purpose of exchanging each shareholder's Fund shares for liquidation distributions. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms. No amount will be distributed by the Fund to a shareholder of record unless and until such shareholder delivers to the Fund a signed letter of transmittal form and the certificates representing the shareholder's Fund shares or, in the event a share certificate has been lost, a lost certificate affidavit and such surety bonds and other documents and instruments as are reasonably required by the Fund, together with appropriate forms of assignment, endorsed in blank and with any and all signatures thereon guaranteed by a financial institution reasonably acceptable to the Fund.

         If the Liquidation Plan is adopted, each Fund anticipates that its shares will stop trading on the New York Stock Exchange, in the case of American Municipal Term Trust III, and the American Stock Exchange, in the case of Minnesota Municipal Term Trust II, shortly before the respective Fund's final liquidation distribution. Prior to that time, the right of a shareholder to sell his or her Fund shares on the Exchange will not be impaired. Each Fund expects that on or about the date of its final liquidation distribution, the listing of the Fund's shares on the Exchange will terminate.

FEDERAL INCOME TAX CONSEQUENCES

         PAYMENT BY A FUND OF LIQUIDATION DISTRIBUTIONS TO SHAREHOLDERS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF RECEIPT OF A LIQUIDATION DISTRIBUTION.

         Each Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) from the sale of its assets to the extent that it distributes such investment company taxable income and net capital gain to shareholders.

         The payment of liquidation distributions will be a taxable event to shareholders. Each shareholder will be viewed as having sold his or her Fund shares for an amount equal to the liquidation distribution(s) he or she receives. Each shareholder will recognize gain or loss in an amount equal to the difference between (a) the shareholder's adjusted basis in the Fund shares, and
(b) such liquidation distribution(s). The gain or loss will be capital gain or loss to the shareholder if the Fund shares were capital assets in the shareholder's hands and generally will be long-term if the Fund shares were held for more than one year before the liquidation distribution is received.

         Each Fund generally will be required to withhold tax at the rate of 30% with respect to any liquidation distribution paid to individuals and certain other non-corporate shareholders who fail to certify to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to back-up withholding.

         The foregoing summary is generally limited to the material federal income tax consequences to shareholders who are individual United States citizens and who hold shares as capital assets. It does not address the federal income tax consequences to shareholders who are corporations, trusts, estates, tax-exempt organizations or non-resident aliens. This summary also does not address state or local tax consequences. Shareholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidation distribution, as well as any tax consequences under any applicable state, local or foreign laws.

FINANCIAL HIGHLIGHTS

         The following financial highlights for the Funds for the fiscal years ended December 31, 1999, 2000 and 2001 have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the Funds' annual reports to shareholders for such year. Financial highlights for each of the two years in the period ended December 31, 1998 were audited by KPMG LLP, whose report dated February 12, 1999 expressed an unqualified opinion.

                     AMERICAN MUNICIPAL TERM TRUST INC.--III

                                                                                       YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                    2001          2000          1999        1998(g)         1997
                                                                  --------      --------      --------      --------      --------
PER-SHARE DATA
Net asset value, common stock, beginning of period ...........    $  10.97      $  10.75      $  11.46      $  11.39      $  10.92
                                                                  --------      --------      --------      --------      --------
Operations:
  Net investment income ......................................        0.81          0.81          0.83          0.81          0.82
  Net realized and unrealized gains (losses) on investments ..       (0.03)         0.20         (0.81)         0.08          0.47
                                                                  --------      --------      --------      --------      --------
   Total from operations .....................................        0.78          1.01          0.02          0.89          1.29
                                                                  --------      --------      --------      --------      --------
Distributions to shareholders:
  From net investment income
   Paid to common shareholders ...............................       (0.60)        (0.59)        (0.57)        (0.57)        (0.57)
   Paid to preferred shareholders ............................       (0.13)        (0.20)        (0.16)        (0.17)        (0.16)
  From net realized gains on investments
   Paid to common shareholders ...............................       (0.01)           --            --         (0.06)        (0.07)
   Paid to preferred shareholders ............................          --            --            --         (0.02)        (0.02)
                                                                  --------      --------      --------      --------      --------
        Total distributions to shareholders ..................       (0.74)        (0.79)        (0.73)        (0.82)        (0.82)
                                                                  --------      --------      --------      --------      --------
Net asset value, common stock, end of period .................    $  11.01      $  10.97      $  10.75      $  11.46      $  11.39
                                                                  ========      ========      ========      ========      ========
Market value, common stock, end of period ....................    $  11.00      $  10.44      $   9.94      $  11.25      $  10.94
                                                                  ========      ========      ========      ========      ========

SELECTED INFORMATION
Total return, common stock, net asset value (a) ..............        6.07%         7.73%        (1.23)%        6.28%        10.42%
Total return, common stock, market value (b) .................       11.35%        11.19%        (6.81)%        8.86%        11.93%
Net assets at end of period (in millions) ....................    $    856      $     85      $     84      $     87      $     87
Ratio of expenses to average weekly net assets
  applicable to common stock (c) .............................        1.02%         1.03%         1.03%         0.95%         0.99%
Ratio of net investment income to average weekly net
  assets applicable to common stock (d) (e) ..................        6.08%         5.62%         5.98%         5.67%         5.91%
Portfolio turnover rate (excluding short-term securities) ....           5%            1%            1%            5%            7%
Remarketed preferred stock outstanding end of period
  (in millions) ..............................................    $    277      $     27      $     27      $     27      $     27
Asset coverage per share (in thousands) (f) ..................    $    809      $     80      $     78      $     82      $     82
Liquidation preference and market value per share (in
  thousands) .................................................    $    255      $     25      $     25      $     25      $     25

----------------
(a) Assumes reinvestment of distributions at net asset value and does not reflect a sales charge.
(b) Assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(c) Ratio of expenses to total average weekly net assets is 0.70%, 0.70%, 0.71%, 0.66% and 0.68% for fiscal years 2001, 2000, 1999, 1998 and 1997, respectively. Dividend payments to preferred shareholders are not considered an expense.
(d) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common stock.
(e) Ratio of net investment income to total average weekly net assets is 5.01%, 5.08%, 5.10%, 4.94% and 5.09% for fiscal years 2001, 2000, 1999, 1998 and
     1997, respectively.
(f)  Represents total net assets divided by preferred stock outstanding.
(g) Effective August 10, 1998, the advisor was changed from Piper Capital Management Incorporated to U.S. Bank.

                    MINNESOTA MUNICIPAL TERM TRUST INC. - II

                                                                                       YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                    2001          2000          1999        1998(g)         1997
                                                                  --------      --------      --------      --------      --------
PER-SHARE DATA
Net asset value, common stock, beginning of period ...........    $  10.42      $  10.17      $  10.90      $  10.94      $  10.71
                                                                  --------      --------      --------      --------      --------
Operations:
  Net investment income ......................................        0.77          0.78          0.73          0.80          0.81
  Net realized and unrealized gains (losses) on investments ..       (0.01)         0.25         (0.68)           --          0.23
                                                                  --------      --------      --------      --------      --------
   Total from operations .....................................        0.76          1.03          0.05          0.80          1.04
                                                                  --------      --------      --------      --------      --------
Distributions to shareholders:
  From net investment income
   Paid to common shareholders ...............................       (0.59)        (0.59)        (0.60)        (0.59)        (0.59)
   Paid to preferred shareholders ............................       (0.13)        (0.19)        (0.14)        (0.15)        (0.16)
  From net realized gains on investments
   Paid to common shareholders ...............................          --            --         (0.03)        (0.08)        (0.05)
   Paid to preferred shareholders ............................          --            --         (0.01)        (0.02)        (0.01)
                                                                  --------      --------      --------      --------      --------
        Total distributions to shareholders ..................       (0.72)        (0.78)        (0.78)        (0.84)        (0.81)
                                                                  --------      --------      --------      --------      --------
Net asset value, common stock, end of period .................    $  10.46      $  10.42      $  10.17      $  10.90      $  10.94
                                                                  ========      ========      ========      ========      ========
Market value, common stock, end of period ....................    $  10.61      $  10.13      $   9.56      $  11.31      $  10.69
                                                                  ========      ========      ========      ========      ========

SELECTED INFORMATION
Total return, common stock, net asset value (a) ..............        6.14%         8.51%        (1.03)%        5.95%         8.34%
Total return, common stock, market value (b) .................       10.75%        12.32%       (10.33)%       12.56%        10.78%
Net assets at end of period (in millions) ....................    $     54      $     53      $     53      $     55      $     55
Ratio of expenses to average weekly net assets
  applicable to common stock (e) .............................        1.12%         1.12%         1.17%         1.06%         1.09%
Ratio of net investment income to average weekly net
  assets applicable to common stock (c) (f) ..................        6.11%         5.75%         5.53%         5.87%         6.06%
Portfolio turnover rate (excluding short-term securities) ....          20%           29%           18%            9%           10%
Remarketed preferred stock outstanding end of period
  (in millions) ..............................................    $     17      $     17      $     17      $     17      $     17
Asset coverage per share (in thousands) (d) ..................    $     77      $     77      $     76      $     79      $     80
Liquidation preference and market value per share (in
  thousands) .................................................    $     25      $     25      $     25      $     25      $     25

----------------
(a) Assumes reinvestment of distributions at net asset value and does not reflect a sales charge.
(b) Assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.
(c) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common stock.
(d)  Represents total net assets divided by preferred stock outstanding.
(e) Ratio of expenses to total average weekly net assets is 0.76%, 0.75%, 0.79%, 0.73% and 0.74% for fiscal years 2001, 2000, 1999, 1998 and 1997, respectively. Dividends paid to preferred shareholders are not considered an expense.
(f) Ratio of net investment income to total average weekly net assets is 4.95%, 5.12%, 4.68%, 4.98% and 5.13% for fiscal years 2001, 2000, 1999, 1998 and
     1997, respectively.

(g) Effective August 10, 1998, the advisor was changed from Piper Capital Management Incorporated to U.S. Bank.

NET ASSET VALUE AND MARKET PRICE

         The shares of American Municipal Term Trust III and Minnesota Municipal Term Trust II currently trade on the New York Stock Exchange and the American Stock Exchange, respectively. The following tables show the history of public trading of the Funds' shares, by quarter, for the last two fiscal years and for each full fiscal quarter since the beginning of the current fiscal year, as reported on the New York or the American Stock Exchange, as the case may be.


                    AMERICAN MUNICIPAL TERM TRUST INC. - III


                                                                          PERCENTAGE            PERCENTAGE
                       NET ASSET VALUE           MARKET PRICE              DISCOUNT               PREMIUM
                     -------------------     --------------------    --------------------   -------------------
QUARTER ENDED          HIGH       LOW          HIGH        LOW         HIGH        LOW        HIGH        LOW
-------------        --------   --------     --------    --------    --------    --------   --------   --------
03/31/00             $  10.79   $  10.68     $10.1875    $ 9.9375      7.47%       4.97%       n/a        n/a
06/30/00                10.79      10.55      10.2500     10.0000      6.80%       3.89%       n/a        n/a
09/30/00                10.96      10.66      10.5625     10.0625      6.77%       3.49%       n/a        n/a
12/31/00                11.00      10.81      10.5000     10.2500      5.96%       3.14%       n/a        n/a
03/31/01                11.20      11.07      10.8300     10.4375      5.15%       2.70%       n/a        n/a
06/30/01                11.12      11.02      11.0900     10.7200      3.51%       1.00%       0.18%      0.18%
09/30/01                11.26      11.08      11.0800     10.7800      3.84%       0.90%       n/a        n/a
12/31/01                11.26      11.00      11.2200     10.8900      2.05%       0.36%       0.09%      0.09%
03/31/02                11.18      10.97      11.1800     10.9000      1.18%       0.09%       0.36%      0.36%

06/30/02                11.09      10.95      11.2000     10.9200      0.36%       0.18%       0.63%      0.09%

         On July 11, 2002, the high, low and closing prices of the shares of American Municipal Term Trust III quoted on the New York Stock Exchange were each $11.10. The closing price on such date was at a premium of 0.18% from the net asset value of $11.08 per share.

                    MINNESOTA MUNICIPAL TERM TRUST INC. - II

                                                                           PERCENTAGE            PERCENTAGE
                       NET ASSET VALUE           MARKET PRICE               DISCOUNT              PREMIUM
                     -------------------     --------------------    --------------------   -------------------
QUARTER ENDED          HIGH       LOW          HIGH        LOW         HIGH        LOW        HIGH        LOW
-------------        --------   --------     --------    --------    --------    --------   --------   --------
03/31/00             $  10.22   $  10.10     $10.1250    $ 9.4375      6.59%       1.19%       n/a        n/a
06/30/00                10.19      10.01      10.0625      9.6250      5.02%       1.45%       n/a        n/a
09/30/00                10.36      10.25      10.1250      9.7500      5.25%       1.83%       n/a        n/a
12/31/00                10.44      10.24      10.1250      9.8125      4.96%       3.56%       n/a        n/a
03/31/01                10.62      10.52      10.7500     10.1500      3.39%       0.19%       1.23%      1.23%
06/30/01                10.54      10.44      10.6800     10.1700      2.76%       0.28%       n/a        n/a
09/30/01                10.71      10.49      10.6500     10.2600      2.90%       0.38%       1.53%      0.86%
12/31/01                10.75      10.44      10.7900     10.3800      3.08%       0.38%       1.63%      0.95%
03/31/02                10.63      10.43      10.7500     10.4000      1.61%       0.09%       2.01%      0.57%

06/30/02                10.62      10.41      10.7200     10.3400      1.24%       0.09%       1.23%      0.19%

         On July 11, 2002, the high, low and closing prices of the shares of Minnesota Municipal Term Trust II quoted on the American Stock Exchange were each $10.47. The closing price on such date was at a discount of 1.41% from the net asset value of $10.62 per share.


REQUIRED VOTE

         For each Fund, the affirmative vote of a majority of the Fund's outstanding common and preferred shares, voting together as a single class, is required to approve the Liquidation Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE LIQUIDATION PLAN.

                              OFFICERS OF THE FUNDS

         Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds. Unless otherwise indicated, the address of each of the officers is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

NAME AND AGE        POSITION HELD      TERM OF OFFICE* AND       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------        WITH THE FUNDS     LENGTH OF TIME SERVED     ----------------------------------------------
                    --------------     ---------------------
Thomas S.           President          Since February 2001       Chief Executive Officer of the Adviser since
Schreier, Jr.                                                    May 2001; prior thereto, Chief Executive
(Age 39)                                                         Officer of First American Asset Management
                                                                 since December 2000 and of Firstar Investment
                                                                 & Research Management Company ("FIRMCO")
                                                                 since February 2001; Senior Managing Director
                                                                 and Head of Equity Research of U.S. Bancorp
                                                                 Piper Jaffray from October 1998 through
                                                                 December 2000; Senior Airline Analyst and
                                                                 Director of Equity Research of Credit Suisse
                                                                 First Boston from 1996 to 1998.

Mark S. Jordahl     Vice President     Since September 2001      Chief Investment Officer of the Adviser since
(Age 41)            -- Investments                               September 2001; prior thereto, President and
                                                                 Chief Investment Officer, ING Investment
                                                                 Management - Americas, September 2000 to June
                                                                 2001, Senior Vice President and Chief
                                                                 Investment Officer, ReliaStar Financial Corp,
                                                                 January 1998 to September 2000, Executive
                                                                 Vice President and Managing Director,
                                                                 Washington Square Advisers, January 1996 to
                                                                 December 1997.

Peter O. Torvik     Vice President     Since September 2000      Executive Vice President of the Adviser since
(Age 47)            -- Marketing                                 May 2001; prior thereto, Executive Vice
                                                                 President of First American Asset Management
                                                                 since February 2001; President and Partner,
                                                                 DPG Group, a Florida-based partnership
                                                                 engaged in affinity marketing, through 2000.


Jeffery M. Wilson   Vice President     Since March 2000          Senior Vice President of the Adviser since May
(Age 45)            -- Administration                            2001; prior thereto, Senior Vice President of
                                                                 First American Asset Management.


Robert H. Nelson    Treasurer          Since 1995                Senior Vice President of the Adviser since May
(Age 38)                                                         2001; prior thereto, Senior Vice President of
                                                                 First American Asset Management since 1998
                                                                 and of FIRMCO since February 2001; Senior
                                                                 Vice President of Piper Capital Management
                                                                 Inc. from 1994 to 1998.

NAME AND AGE        POSITION HELD      TERM OF OFFICE* AND       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------        WITH THE FUNDS     LENGTH OF TIME SERVED     ----------------------------------------------
                    --------------     ---------------------
James D. Alt        Secretary          Since June 2002;          Partner, Dorsey & Whitney LLP, a Minneapolis
(Age 50)                               Assistant Secretary       based law firm
50 South Sixth                         of the Funds from
Street,                                September 1998 to
Suite 1500                             June 2002.
Minneapolis, MN
55402

Kathleen L.         Assistant          Since September 1998      Partner, Dorsey & Whitney LLP, a Minneapolis
Prudhomme           Secretary                                    based law firm
(Age 49)
50 South Sixth
Street,
Suite 1500
Minneapolis, MN
55402


Michael J. Radmer   Assistant          Since March 2000;         Partner, Dorsey & Whitney LLP, a Minneapolis
(Age 57)            Secretary          Secretary of the          based law firm
50 South Sixth                         Funds from September
Street,                                1998 to March 2000
Suite 1500
Minneapolis, MN
55402


------------------
* Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on Fund records and other information, the Funds believe that all Securities and Exchange Commission filing requirements applicable to their directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied.

                              SHAREHOLDER PROPOSALS


         Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, no later than March 25, 2003. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than June 7, 2003.

Dated: July 22, 2002


                                        James D. Alt
                                        Secretary

                                                                      Appendix A

                       PLAN OF LIQUIDATION AND DISSOLUTION
                  OF [AMERICAN MUNICIPAL TERM TRUST INC.--III]
                    [MINNESOTA MUNICIPAL TERM TRUST INC.--II]

         (a) After the date of approval of this Plan of Liquidation and Dissolution by the shareholders of [American Municipal Term Trust Inc.--III] [Minnesota Municipal Term Trust Inc.--II] (the "Corporation"), and at such time as is necessary to result in the distribution of the Corporation's assets to shareholders on or shortly before April 15, 2003, the proper officers of the Corporation shall perform such acts, execute and deliver such documents, and do all things as may be reasonably necessary or advisable to complete the liquidation and dissolution of the Corporation, including, but not limited to, the following: (i) file a notice of intent to dissolve with the Minnesota Secretary of State; (ii) sell all of the portfolio securities and any and all other property and assets of the Corporation for cash at one or more public or private sales and at such prices and on such terms and conditions as such officers shall determine to be reasonable and in the best interests of the Corporation and its shareholders; (iii) to the extent possible, prosecute, settle or compromise all claims or actions of the Corporation or to which the Corporation is subject; (iv) file Form 966 with the Internal Revenue Service, together with certified copies of the directors' and shareholders' resolutions approving this Plan; and (v) execute in the name and on behalf of the Corporation those contracts of sale, deeds, assignments, notices and other documents as in the judgment of such officers may be necessary, desirable or convenient in connection with the carrying out of the liquidation and dissolution of the Corporation. (All references in this Plan of Liquidation and Dissolution to the "proper officers of the Corporation" shall include, where appropriate, proper officers of the Corporation's investment adviser, acting on behalf of the Corporation.) Notwithstanding anything to the contrary set forth in this Plan of Liquidation and Dissolution, the proper officers of the Corporation may delay taking the foregoing actions if the Corporation's investment adviser does not believe that the Corporation will be able to return at least $10 per share to common shareholders on or shortly before April 15, 2003, provided that the final distribution of the Corporation's assets to shareholders may occur no later than April 15, 2008.

         (b) The proper officers of the Corporation then shall apply the assets of the Corporation to the payment, satisfaction and discharge of all existing debts and obligations of the Corporation and distribute in one or more payments the remaining assets among the shareholders of the Corporation, with each shareholder receiving his or her proportionate share of each payment.

         (c) The proper officers of the Corporation may, if such officers deem it appropriate, establish a reserve to meet any contingent liabilities of the Corporation, including any claims or actions to which the Corporation is subject, and any amount that is placed in such reserve shall be deducted from the net assets distributable to shareholders until the contingent liabilities have been settled or otherwise determined and discharged.

         (d) In the event the Corporation is unable to distribute all of the net assets distributable to shareholders because of the inability to locate shareholders to whom liquidation distributions are payable, the proper officers of the Corporation may create in the name and on behalf of the Corporation a liquidation trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Corporation in such trust for the benefit of the shareholders that cannot be located. The expenses of any such trust shall be charged against the assets held therein.

         (e) As soon as practicable after the foregoing, the proper officers of the Corporation shall file articles of dissolution with the Secretary of State of the State of Minnesota in accordance with Minnesota law.

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS



TIME:
Thursday, September 5, 2002
at 10:00 a.m.

PLACE:
800 Nicollet Mall
5th Floor
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.










                                             Book 1
                                             Cusip Numbers:
                                             027654-10-2     027654-20-1
                                             604066-10-0     604066-20-9
                                             027649-10-2     027649-20-1
                                             604062-10-9     027649-30-0
                                             604062-20-8     604062-30-7
                                             02672T-10-9

                                             USBAM-PS-02

                                                                    USBAM-LTR-02

THREE EASY WAYS TO VOTE

YOUR VOTE IS IMPORTANT: PLEASE VOTE TODAY.

After you have reviewed the proxy information, please vote your shares using one of the following methods.


BY PHONE:

Dial the toll free number located on your voting instruction form. You will need the control number located on the voting instruction form at the time of the call.

BY INTERNET:

Visit the Web site listed on your voting instruction form. At the Web site, enter the control number located on the voting instruction form.

BY MAIL:

Enclose your voting instruction form in the postage-paid envelope found within your proxy package.


-------------------------------------------------------  [LOGO] US BANCORP
 NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE          ASSET MANAGEMENT
-------------------------------------------------------

U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp. 7/2002 2196-02

AMERICAN MUNICIPAL TERM TRUST INC. - III

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

     2.   CALL THE TOLL-FREE NUMBER 1-877-PRX-VOTE (1-877-779-8683).

     3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

     4.   FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
CALL 1-877-PRX-VOTE ANYTIME!


VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

     2.   GO TO THE WEBSITE HTTP://www.eproxyvote.com/cxt

     3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

     4.   FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
GO TO http://www.eproxyvote.com/cxt anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET



                               DETACH HERE                                ZCXTC1

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. To elect all nominees listed below (except as marked to the contrary below).

        (01) ANDREW M. HUNTER III, (02) JOHN M. MURPHY, JR.,
        (03) RICHARD K. RIEDERER, (04) JOSEPH D. STRAUSS,
        (05) VIRGINIA L. STRINGER, AND (06) JAMES M. WADE

  FOR                                     VOTE WITHHELD
  ALL         [ ]                           FROM ALL            [ ]
NOMINEES                                    NOMINEES

FOR ALL
NOMINEES
EXCEPT [ ]_____________________________________________________________
          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


                    ----------------------------------------
                    AMERICAN MUNICIPAL TERM TRUST INC. - III
                    ----------------------------------------

                                  COMMON STOCK

                                                        FOR AGAINST ABSTAIN

2. To ratify the selection of Ernst & Young LLP
   as independent public accountants for the Fund.      [ ]   [ ]     [ ]

3. To approve the Plan of Liquidation and Dissolution.  [ ]   [ ]     [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                               [ ]

Please be sure to sign and date this Proxy.

Shareholder                             Co-owner
sign here:_______________ Date:________ sign here:_______________ Date:________

                                                                          ZCXTC2
                                  DETACH HERE

                    AMERICAN MUNICIPAL TERM TRUST INC. - III

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Municipal Term Trust Inc. - III (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 5, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.


1. To elect all nominees listed below (except as marked to the contrary below).

     (01) ROGER A. GIBSON, (02) ANDREW M. HUNTER III,
     (03) LEONARD W. KEDROWSKI, (04) JOHN M. MURPHY, JR.,
     (05) RICHARD K. RIEDERER, (06) JOSEPH D. STRAUSS,
     (07) VIRGINIA L. STRINGER, AND (08) JAMES M. WADE

  FOR                                     VOTE WITHHELD
  ALL         [ ]                           FROM ALL            [ ]
NOMINEES                                    NOMINEES

FOR ALL
NOMINEES
EXCEPT [ ]_____________________________________________________________
          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                    ----------------------------------------
                    AMERICAN MUNICIPAL TERM TRUST INC. - III
                    ----------------------------------------

                                 PREFERRED STOCK

                                                        FOR AGAINST ABSTAIN

2. To ratify the selection of Ernst & Young LLP
   as independent public accountants for the Fund.      [ ]   [ ]     [ ]

3. To approve the Plan of Liquidation and Dissolution.  [ ]   [ ]     [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                               [ ]

Please be sure to sign and date this Proxy.

Shareholder                             Co-owner
sign here:_______________ Date:________ sign here:_______________ Date:________

                    AMERICAN MUNICIPAL TERM TRUST INC. - III

                                PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of American Municipal Term Trust Inc. - III (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 5, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.



PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

MINNESOTA MUNICIPAL TERM TRUST INC. - II

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

     2.   CALL THE TOLL-FREE NUMBER 1-877-PRX-VOTE (1-877-779-8683).

     3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

     4.   FOLLOW THE RECORDED INSTRUCTIONS.


YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!


VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

     2.   GO TO THE WEBSITE http://www.eproxyvote.com/mnb

     3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

     4.   FOLLOW THE INSTRUCTIONS PROVIDED.


YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/mnb anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                               DETACH HERE                                ZMNBC1

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. To elect all nominees listed below (except as marked to the contrary below).

        (01) ANDREW M. HUNTER III, (02) JOHN M. MURPHY, JR.,
        (03) RICHARD K. RIEDERER, (04) JOSEPH D. STRAUSS,
        (05) VIRGINIA L. STRINGER, AND (06) JAMES M. WADE

  FOR                                     VOTE WITHHELD
  ALL         [ ]                           FROM ALL            [ ]
NOMINEES                                    NOMINEES

FOR ALL
NOMINEES
EXCEPT [ ]_____________________________________________________________
          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


                    ----------------------------------------
                    MINNESOTA MUNICIPAL TERM TRUST INC. - II
                    ----------------------------------------
                                  COMMON STOCK

                                                        FOR AGAINST ABSTAIN

2. To ratify the selection of Ernst & Young LLP
   as independent public accountants for the Fund.      [ ]   [ ]     [ ]

3. To approve the Plan of Liquidation and Dissolution.  [ ]   [ ]     [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                               [ ]

Please be sure to sign and date this Proxy.

Shareholder                             Co-owner
sign here:_______________ Date:________ sign here:_______________ Date:________

                               DETACH HERE                                ZMNBC2

                    MINNESOTA MUNICIPAL TERM TRUST INC. - II

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of Minnesota Municipal Term Trust Inc. - II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 5, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. To elect all nominees listed below (except as marked to the contrary below).

   (01) ROGER A. GIBSON, (02) ANDREW M. HUNTER III,
   (03) LEONARD W. KEDROWSKI, (04) JOHN M. MURPHY, JR.,
   (05) RICHARD K. RIEDERER, (06) JOSEPH D. STRAUSS,
   (07) VIRGINIA L. STRINGER, AND (08) JAMES M. WADE

  FOR                                     VOTE WITHHELD
  ALL         [ ]                           FROM ALL            [ ]
NOMINEES                                    NOMINEES

FOR ALL
NOMINEES
EXCEPT [ ]_____________________________________________________________
          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                    ----------------------------------------
                    MINNESOTA MUNICIPAL TERM TRUST INC. - II
                    ----------------------------------------
                                PREFERRED STOCK

                                                        FOR AGAINST ABSTAIN

2. To ratify the selection of Ernst & Young LLP
   as independent public accountants for the Fund.      [ ]   [ ]     [ ]

3. To approve the Plan of Liquidation and Dissolution.  [ ]   [ ]     [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                               [ ]

Please be sure to sign and date this Proxy.

Shareholder                             Co-owner
sign here:_______________ Date:________ sign here:_______________ Date:________

                    MINNESOTA MUNICIPAL TERM TRUST INC. - II

                                PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of Minnesota Municipal Term Trust Inc. - II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 5, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

     2.   CALL THE TOLL-FREE NUMBER 1-877-PRX-VOTE (1-877-779-8683).

     3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

     4.   FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
CALL 1-877-PRX-VOTE ANYTIME!


VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

     2.   GO TO THE WEBSITE HTTP://www.eproxyvote.com/xaa

     3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

     4.   FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
GO TO http://www.eproxyvote.com/xaa anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                               DETACH HERE                                ZXAAC1

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. To elect all nominees listed below (except as marked to the contrary below).

   (01) ANDREW M. HUNTER III, (02) JOHN M. MURPHY, JR.,
   (03) RICHARD K. RIEDERER, (04) JOSEPH D. STRAUSS,
   (05) VIRGINIA L. STRINGER, AND (06) JAMES M. WADE

  FOR                                     VOTE WITHHELD
  ALL         [ ]                           FROM ALL            [ ]
NOMINEES                                    NOMINEES

FOR ALL
NOMINEES
EXCEPT [ ]_____________________________________________________________
          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                    ----------------------------------------
                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    ----------------------------------------
                                  COMMON STOCK



                                                        FOR AGAINST ABSTAIN

2. To ratify the selection of Ernst & Young LLP
   as independent public accountants for the Fund.      [ ]   [ ]     [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                               [ ]

Please be sure to sign and date this Proxy.

Shareholder                             Co-owner
sign here:_______________ Date:________ sign here:_______________ Date:________

                               DETACH HERE                                ZXAAC2


                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 5, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. To elect all nominees listed below (except as marked to the contrary below).

   (01) ROGER A. GIBSON, (02) ANDREW M. HUNTER III,
   (03) LEONARD W. KEDROWSKI, (04) JOHN M. MURPHY, JR.,
   (05) RICHARD K. RIEDERER, (06) JOSEPH D. STRAUSS,
   (07) VIRGINIA L. STRINGER, AND (08) JAMES M. WADE

  FOR                                     VOTE WITHHELD
  ALL         [ ]                           FROM ALL            [ ]
NOMINEES                                    NOMINEES

FOR ALL
NOMINEES
EXCEPT [ ]_____________________________________________________________
          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


                    ----------------------------------------
                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    ----------------------------------------
                                PREFERRED STOCK


                                                        FOR AGAINST ABSTAIN

2. To ratify the selection of Ernst & Young LLP
   as independent public accountants for the Fund.      [ ]   [ ]     [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                               [ ]

Please be sure to sign and date this Proxy.

Shareholder                             Co-owner
sign here:_______________ Date:________ sign here:_______________ Date:________

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

                                PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of American Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 5, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

     2.   CALL THE TOLL-FREE NUMBER 1-877-PRX-VOTE (1-877-779-8683).

     3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

     4.   FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!


VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

     2.   GO TO THE WEBSITE http://www.eproxyvote.com/mxa

     3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

     4.   FOLLOW THE INSTRUCTIONS PROVIDED.


YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/mxa anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                               DETACH HERE                                ZMXAC1

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. To elect all nominees listed below (except as marked to the contrary below).

   (01) ANDREW M. HUNTER III, (02) JOHN M. MURPHY, JR.,
   (03) RICHARD K. RIEDERER, (04) JOSEPH D. STRAUSS,
   (05) VIRGINIA L. STRINGER, AND (06) JAMES M. WADE

  FOR                                     VOTE WITHHELD
  ALL         [ ]                           FROM ALL            [ ]
NOMINEES                                    NOMINEES

FOR ALL
NOMINEES
EXCEPT [ ]_____________________________________________________________
          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)



                    -----------------------------------------
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
                    -----------------------------------------
                                  COMMON STOCK

                                                        FOR AGAINST ABSTAIN

2. To ratify the selection of Ernst & Young LLP
   as independent public accountants for the Fund.      [ ]   [ ]     [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                               [ ]

Please be sure to sign and date this Proxy.

Shareholder                             Co-owner
sign here:_______________ Date:________ sign here:_______________ Date:________

                               DETACH HERE                                ZMXAC2

                   MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of Minnesota Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 5, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

----------------------------------      ----------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. To elect all nominees listed below (except as marked to the contrary below).

   (01) ROGER A. GIBSON, (02) ANDREW M. HUNTER III,
   (03) LEONARD W. KEDROWSKI, (04) JOHN M. MURPHY, JR.,
   (05) RICHARD K. RIEDERER, (06) JOSEPH D. STRAUSS,
   (07) VIRGINIA L. STRINGER, AND (08) JAMES M. WADE

  FOR                                     VOTE WITHHELD
  ALL         [ ]                           FROM ALL            [ ]
NOMINEES                                    NOMINEES

FOR ALL
NOMINEES
EXCEPT [ ]_____________________________________________________________
          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                   -----------------------------------------
                   MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
                   -----------------------------------------
                                PREFERRED STOCK

                                                        FOR AGAINST ABSTAIN

2. To ratify the selection of Ernst & Young LLP
   as independent public accountants for the Fund.      [ ]   [ ]     [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                               [ ]

Please be sure to sign and date this Proxy.

Shareholder                             Co-owner
sign here:_______________ Date:________ sign here:_______________ Date:________

                   MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                                PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of Minnesota Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 5, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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


AMERICAN INCOME FUND, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

     2.   CALL THE TOLL-FREE NUMBER 1-877-PRX-VOTE (1-877-779-8683).

     3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

     4.   FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!


VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

     2.   GO TO THE WEBSITE http://www.eproxyvote.com/mrf

     3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

     4.   FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/mrf anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                               DETACH HERE                                ZRAKI1


[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. To elect all nominees listed below for the term specified in the proxy statement (except as marked to the contrary below).

   (01) LEONARD W. KEDROWSKI, (02) JOHN M. MURPHY, JR.,
   (03) RICHARD K. RIEDERER, AND (04) JAMES M. WADE


  FOR                                     VOTE WITHHELD
  ALL         [ ]                           FROM ALL            [ ]
NOMINEES                                    NOMINEES

FOR ALL
NOMINEES
EXCEPT [ ]_____________________________________________________________
          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                           --------------------------
                           AMERICAN INCOME FUND, INC.
                           --------------------------

                                                        FOR AGAINST ABSTAIN

2. To ratify the selection of Ernst & Young LLP
   as independent public accountants for the Fund.      [ ]   [ ]     [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                               [ ]

Please be sure to sign and date this Proxy.

Shareholder                             Co-owner
sign here:_______________ Date:________ sign here:_______________ Date:________

                               DETACH HERE                                ZRAKI2

                           AMERICAN INCOME FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 5, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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